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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   April 30, 2007
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                            FMS Financial Corporation
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             (Exact name of registrant as specified in its charter)


          New Jersey                      0-17353                 22-2916440
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(State or other jurisdiction        (Commission File           (IRS Employer
       of incorporation)                  Number)            Identification No.)


3 Sunset Road, Burlington, New Jersey                                08016
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (609) 386-2400
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                            FMS FINANCIAL CORPORATION

                    INFORMATION TO BE INCLUDED IN THE REPORT
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Item 2.02 Results of Operation and Financial Condition
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         On April 30, 2007,  Beneficial Mutual Bancorp, Inc. filed Pre-Effective
Amendment No. 1 to its Registration Statement on Form S-1 which included a Recent Developments discussing the Registrant's results of operations for the quarter ended March 31, 2007. A copy of the Recent Developments section is furnished with this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits
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         (c) Exhibits. The following exhibits are furnished with this report.

         Exhibit 99.1 - Recent Developments


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FMS FINANCIAL CORPORATION


Date: April 30, 2007            By:   /s/Channing L. Smith
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                                      Channing L. Smith
                                      Vice President and Chief Financial Officer
                                      (Duly Authorized Representative